SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                            FORM 8-K/A-1

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                           August 15, 1996

                  ________________________________



                         THE COMPANY DOCTOR
       (Exact name of registrant as specified in its charter)


Delaware                       1-14150                    72-1234136
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                             Suite 1800
                         5215 North O'Connor
                        Irving, Texas  75039
              (Address of principal executive offices)


                           (214) 401-8300
        (Registrant's telephone number, including area code)



ITEM 7.   Financial Statements and Exhibits

(a) In accordance with Item 7(a)(1), the Registrant is filing the required financial statements of the Subsidiary as an amendment to the Form 8-K.

(b) It was impracticable to provide the pro forma financial information relative to the Subsidiary at the time of filing the Form 8-K. In accordance with Item 7(b)(2), the Registrant hereby files the required financial statements as an amendment to the Form 8-K.

(c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                            Reg. S-K
Exhibit No.   Description                                   Item No.

* 2.3         Asset Purchase Agreement by and between C.A.
              Riser, M.D. and The Company Doctor including
              Security Agreement                                 2

*2.4          Asset Purchase Agreement by and between C.A.
              Riser, M.D. and Donald F. Angle, M.D., P.A.,
              including Secured Promissory Note and Security
              Agreement                                          2

- -99.3          Financial statements of subsidiary               99

- -99.4          Pro forma financial statements                   99

*  Previously filed.
- -  Filed herewith.



                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  THE COMPANY DOCTOR


Date:   September 12, 1996         By:  /s/ Fred G. Parrish
                                     Fred G. Parrish, Chief Operating Officer


                                  EXHIBIT INDEX


Exhibit No.      Description                                    Page No.

*2.3             Asset Purchase Agreement by and between C.A.
                 Riser, M.D. and The Company Doctor, including
                 Security Agreement                                 N/A

*2.4             Asset Purchase Agreement by and between C.A.
                 Riser, M.D. and Donald F. Angle, M.D., P.A.,
                 including Secured Promissory Note and Security
                 Agreement                                          N/A

- -99.3            Financial Statement of Practice                    F-1 to F-9

- -99.4            Pro Forma Financial Statements





        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                 AND
             UNAUDITED PRO FORMA COMBINED BALANCE SHEET


Attached   are   the  historical  audited  financial  statements   of
Occupational and Family Medicine for the acquisition of Occupational and
Family Medicine by The  Company  Doctor.   The following unaudited  pro  forma
combined financial statements reflect three acquisitions by the Company Doctor in its current reporting period. The unaudited pro forma combined financial statements should be read in conjunction with  the attached historical financial statements of Occupational and Family Medicine and the historical financial statements of Montfort Insurance Company included
in  the  Company's  Form   8-K/A   filed September 12, 1996.

The  following  unaudited pro forma combined statement of  operations for the year ended June 30, 1996 and the unaudited pro forma combined balance sheet as of June 30, 1996 give effect to the business combination of The Company Doctor and Subsidiaries and Montfort Insurance Company (effective June 30, 1996), Occupational and Family Medicine (effective May 9, 1996), and Doyle M. Sharp, M.D., P.A. (effective February 6, 1996) (the "Acquired Companies"), including the
related  pro  forma adjustments described in the notes thereto.   The
transaction between The Company Doctor and Subsidiaries and the Acquired Companies has been accounted for as a combination of
companies  under  the  purchase  method.   The  unaudited  pro  forma
statement of operations include the business combination of The Company Doctor and Subsidiaries and the Acquired Companies and have
been  prepared as if the transactions occurred on July 1, 1995.   The
unaudited  pro  forma  balance sheet has  been  prepared  as  if  the
proposed  transactions  occurred June  30,  1996.   These  pro  forma
statements   are  not  necessarily  indicative  of  the  results   of
operations or the financial positions as they may be in the future or as they might have been had the transactions become effective on the above mentioned date.

The unaudited pro forma adjustments for the Company's acquisition of Occupational and Family Medicine result in recording net goodwill of $1,403,500, recording the cash purchase price of $300,000, 68,293 shares of $.01 par value common stock issued and valued at $700,000, notes payable issued of $750,000 and the elimination of equity of the predecessor company of $375,538. Additionally, the unaudited pro forma adjustments affected pro forma net income as a result of a $39,361 adjustment for additional doctors' compensation, $70,750 amortization of goodwill, $18,000 reduction in interest income as a result of cash paid in conjunction with the acquisition, and $100,000 of income tax expense using a 34% tax rate.

The pro forma combined statement of operations for the year ended June 30, 1996 includes the results of operations of The Company Doctor and Subsidiaries for the year ended June 30, 1996 and Occupational and Family Medicine, Montfort Insurance Company, and Doyle
M. Sharp, M.D., P.A. for the year ended December 31, 1995.


                   Unaudited Pro Forma Combined Balance Sheet
                                  June 30, 1996

                The
               Company        Doyle M.     Occupational   Montfort
               Doctor and      Sharp,      and Family     Insurance     Combined
              Subsidiaries    M.D., P.A.   Medicine       Company          Total
Current assets
 Cash and cash
  equivalents $4,452,009      $ 45,368     $ 38,998     $1,100,058   $5,636,433
 Restricted cash 500,000            -            -              -       500,000
 Short-term
  investments    251,016            -            -          999,341   1,250,357
 Accounts
  receivable
   Trade, less
   allowance
   for doubtful
   accounts of
   $105,000      703,223        52,184      341,901              -    1,097,308
  Related parties113,117            -            -        1,500,000   1,613,117
  Other           66,429            -            -           18,919      85,348
 Prepaid expenses 93,398         1,238        3,131              -       97,767
    Total current
     assets    6,179,192        98,790      384,030       3,618,318  10,280,330

Property and
 equipment     1,426,839         2,002      108,057             -     1,536,898

Less accumulated
 depreciation and
 amortization   (591,982)         (355)     (67,057)            -      (659,394)
                 834,857         1,647       41,000             -       877,504
Other assets
 Intangibles,
  net          1,500,000            -            -              -     1,500,000
 Other assets    237,983         1,260           -          324,163     563,406
 Investments   1,630,453            -            -              -     1,630,453
   Total other
    assets     3,368,436         1,260           -          324,163   3,693,859

Total assets $10,382,485      $101,697     $425,030      $3,942,481 $14,851,693

*    Excluding the acquisitions effective before June 30, 1996.

Continued on the following page.


                                                            Pro forma
                            Combined        Pro forma        Combined
                              Total        Adjustments        Total
Current assets
 Cash and cash
  equivalents              $5,636,433         $(987,010) (C)   $4,649,423
 Restricted cash              500,000                             500,000
 Short-term investments     1,250,357                           1,250,357
 Accounts receivable
  Trade, less allowance
   for doubtful accounts
   of $105,000              1,097,308                           1,097,308
  Related parties           1,613,117        (1,500,000) (B)      113,117
  Other                        85,348                              85,348
 Prepaid expenses              97,767                              97,767
   Total current assets    10,280,330                           7,793,320

Property and equipment      1,536,898                           1,536,898
 Less accumulated depreciation
  and amortization           (659,394)                           (659,394)
                              877,504                             877,504
Other assets
 Intangibles, net           1,500,000        (1,500,000) (A)    1,688,314
                                              1,700,014  (C)
                                                (11,700) (D)
Other assets                  563,406                             563,406
Investments                 1,630,453                           1,630,453
    Total other assets      3,693,859                           3,882,173

Total assets               14,851,693        (2,298,696)       12,552,997

Continued on the following page.

                   Unaudited Pro Forma Combined Balance Sheet
                                  June 30, 1996

Continued from previous page.


                    The                      Occupational
                   Company         Doyle M.      and      Montfort
                   Doctor and       Sharp,      Family    Insurance     Combined
                   Subsidiaries*   M.D.,P.A.   Medicine    Company       Total
Liabilities and
 Stockholders' Equity
Current liabilities
 Notes payable    $ 521,357              -         -             -      $521,357
 Current maturities of
  capital lease
  obligations        52,501              -         -             -        52,501
 Accounts payable and
  accrued expenses  255,489          20,732    49,492         12,364     338,077
 Claims payable          -               -         -       1,743,107   1,743,107
 Due to related
  party           1,500,000              -         -              -    1,500,000
  Total current
   liabilities    2,329,347          20,732    49,492      1,755,471   4,155,042

Capital lease
 obligations, net of
 current maturities  79,644              -         -               -      79,644
  Total
   liabilities    2,408,991          20,732    49,492      1,755,471   4,234,686

Stockholders' equity
 Preferred stock         -                -        -              -         -
 Common stock        45,564           1,000        -          370,000    416,564

 Additional paid-in
  capital         9,284,356               -    31,608       5,432,323 14,748,287

(Accumulated deficit)
 retained
 earnings        (1,356,426)         79,965   343,930     (3,615,313)(4,547,844)

 Total stockholders'
  equity          7,973,494          80,965   375,538      2,187,010  10,617,007

Total        $   10,382,485        $101,697  $425,030     $3,942,481 $14,851,693

*    Excluding the acquisitions effective before June 30, 1996.

Continued on following page.

                                                                 Pro forma
                                 Combined         Pro Forma       Combined
                                   Total         Adjustments        Total
Liabilities and
 Stockholders' equity

Current liabilities
 Notes payable                    $521,357         (750,000) (C)    1,271,357
 Current maturities of
  capital lease obligations         52,501                             52,501
 Accounts payable and
  accrued expenses                 338,077                            338,077
 Claims payable                  1,743,107                          1,743,107
 Due to related party            1,500,000        1,500,000 (B)            -
   Total current liabilities     4,155,042                          3,405,042

Capital lease obligations,
 net of current maturities          79,644                             79,644
   Total liabilities             4,234,686                          3,484,686

Stockholders' equity
 Preferred stock                        -                                  -
 Common stock                      416,564           371,000 (A)       46,765
                                                      (1,201) (C)
 Additional paid-in capital     14,748,287         5,463,931  (A)  10,255,346
                                                    (970,990) (C)
(Accumulated deficit)
  retained earnings             (4,547,844)       (3,191,418) (A)  (1,233,800)
                                                    (122,626) (E)
   Total stockholders'
    equity                      10,617,007                          9,068,311

Total                           14,851,693         2,298,696       12,552,997


              Unaudited Pro Forma Combined Statement of Operations
                                  June 30, 1996


            The Company     Doyle M.    Occupational    Montfort
            Doctor and       Sharp       and Family    Insurance        Combined
           Subsidiaries    M.D.,P.A.      Medicine      Company           Total

Revenues    $4,193,906   $  319,977   $ 1,212,880      $    -         $5,726,763

Cost of
 services
 provided    1,328,229           -        231,094           -          1,559,323
General and
 administrative
 expenses    2,641,692      317,726       555,686       168,103        3,683,207

Marketing
 expenses       94,964           -          2,955            -            97,919
Development
 and
 acquisition
 costs         202,468           -             -             -         202,468
             4,267,353      317,726       789,735      168,103       5,542,917

(Loss) income
 from
 operations    (73,447)       2,251       423,145     (168,103)        183,846

Other income
(expense)
 Interest
  income       139,082           -             -       162,314          301,396
 Interest
  expense      (82,665)          -             -            -           (82,665)
                56,417           -             -       162,314          218,731

Net (loss)
 income before
 income tax
 benefit       (17,030)       2,251      423,145        (5,789)         402,577

Income tax
 (expense)
 benefit       100,000       (1,000)          -              -           99,000

Net income
 (loss)       $ 82,970     $  1,251   $  423,145      $ (5,789)       $ 501,577
 (loss)

Net income
 per share

Weighted
average
shares
outstanding


Continued on following page.

                                                                     Pro forma
                                    Combined           Pro forma       Combined
                                    Total             Adjustments        Total

Revenues                            $5,726,763                       $5,726,763

Cost of services provided            1,559,323           39,361  (F)  1,598,684
General and administrative
 expenses                            3,683,207           70,750  (G)  3,753,957
Marketing expenses                      97,919                           97,919
Development and
 acquisition costs                     202,468                          202,468
                                     5,542,917                        5,653,028

(Loss) income from operations          183,846                           73,735

Other income (expense)
  Interest income                      301,396           (18,000) (H)   283,396
  Interest expense                     (82,665)                         (82,665)
                                       218,731                          200,731

Net (loss) income before
 income tax benefit                    402,577                          274,466

Income tax (expense)
 benefit                                99,000           (192,000) (I)  (93,000)

Net income (loss)                      501,577           (320,111)      181,466

Net income per share                                                        .04

Weighted average shares
 outstanding                                                           4,148,970



     Notes to Unaudited Pro Forma Combined Financial Statements


In   February  and  May  of  1996,  the  Company  entered  into  agreements   to
purchase    Doyle   M.   Sharp,   M.D.   P.A.   (Sharp)   in    Lancaster    and
Occupational    and   Family   Medicine   (OFM)   in   Baytown,    respectively.
Additionally,   in   June   1996,  the  Company  acquired   Montfort   Insurance
Company   (Montfort).

The   acquisitions  will  be  accounted  for  under  the  purchase   method   of
accounting   applying   the   provisions   of   Accounting   Principles    Board
Opinion   No.  16  ("APB  16").   Pursuant  to  the  requirements  of  APB   16,
the   aggregate  purchase  price,  based  on  fair  values,  will  be  allocated
to   the   tangible  and  intangible  assets  and  liabilities   assumed   based
on  their  estimated  fair  value  at  the  date  of  the  consummation  of  the
acquisitions.    The  estimated  aggregate  purchase  price  to   be   allocated
to   the   assets   acquired  and  liabilities  assumed  on   the   acquisitions
are as follows:

Cash paid (including acquisition costs) for assets
 acquired and liabilities assumed                         $1,093,000
     Notes payable issued                                    750,000
     Common stock                                            972,000

     Total                                                $2,815,000

The allocation of the purchase price for purposes of the pro forma financial information has been estimated as follows:

   Current assets                                         $2,562,000
     Property and equipment                                  376,000
     Identifiable intangibles                                  3,000
     Liabilities assumed                                  (1,826,000)

     Total                                                $1,115,000

The preliminary excess purchase price over net assets acquired of $1,700,000 has been allocated to goodwill.

(A) To eliminate the equity of the acquired companies and the investment in Montfort.

(B)  To eliminate accrued capital contribution from TCD to Montfort.

(C)  To  record  (i) the issuance of 119,339 shares of  common  stock
     (ii), the cash purchase price of $987,010, (iii) the notes payable issued totaling $750,000 and (iv) the excess of purchase price over net assets.

(D) To record amortization of goodwill in OFM from May 8, 1996 effective date to June 30, 1996.

(E) To record income from effective date of acquisition to June 30, 1996 for Sharp, OFM, and Montfort.

(F)  To adjust for additional compensation for the doctors.

(G)  To   record  amortization  of  the  excess  purchase  price   of
     $1,410,000  (OFM) over  the  estimated useful life of twenty years.

(H) To eliminate interest income at approximately 6% on cash paid per the terms of the acquisition.

(I)  To record income taxes at 34% of pro forma net income.




                          Table of Contents



                                                                Page

Independent Auditors' Report                                     F-2

Financial Statements

    Balance Sheets                                               F-3

    Statements of Income                                         F-4

    Statement of Owners' Equity                                  F-5

    Statements of Cash Flows                                     F-6

Notes to Financial Statements                                    F-7





                    INDEPENDENT AUDITORS' REPORT




To the Owner
Occupational and Family Medicine
Baytown, Texas


We have audited the balance sheet of Occupational and Family Medicine (a sole proprietorship) as of December 31, 1995 and the related statements of operations, owner's equity, and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the owner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Occupational and Family Medicine as of December 31, 1995, and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.



                             /s/ Ehrhardt Keefe Steiner & Hottman PC
                                 Ehrhardt Keefe Steiner & Hottman PC

July 19, 1996
Denver, Colorado

                           Balance Sheets

                                             December 31,      April 30,
                                                 1995             1996
                                                             (Unaudited)
                                Assets

Current assets
  Cash                                        $   29,415       $64,401
   Accounts receivable, less allowance for
    doubtful accounts of $84,000 and $80,000
    at December 31, 1995 and April 30, 1996,     304,076       337,542
    respectively
  Accounts receivable - other                         -          2,906
     Total current assets                        333,491       404,849

Property and equipment (Note 2)                  108,057       108,057
  Less accumulated depreciation and              (59,844)      (64,665)
   amortization
                                                  48,213         43,392

Total assets                                  $  381,704      $ 448,241

                    Liabilities and Owner's Equity

Current liabilities
  Accounts payable - trade                    $   19,174      $  28,969
  Accrued expenses                                23,063         18,703
     Total current liabilities                    42,237         47,672

Commitments (Note 3)

Owner's equity
  Owner's equity                                 339,467        400,569

Total liabilities and owner's equity          $  381,704      $ 448,241

                        Statements of Income

                            For the Years Ended   For the Four Months Ended
                               December 31,                April 30,
                            1994       1995         1995            1996
                                                         (Unaudited)
Revenues                  $ 845,222   $ 1,212,880  $  465,550     $  416,828

Cost of services provided   130,718       231,094      66,842         65,450
General and administrative  504,062       555,686     225,229        183,250
expenses
Marketing expenses            3,667         2,955       1,028            333
                            638,447       789,735     293,099        249,033

Net income before pro
adjustments                  206,775       423,145     172,451       167,795

Pro forma adjustment -
provision for income taxes    70,304       143,869      58,633        57,050

 Pro forma net income      $ 136,471    $  279,276   $ 113,818     $ 110,745

                     Statement of Owner's Equity


Balance, December 31, 1993                              $  288,432

Contributions                                                   -

Distributions                                             (271,277)

Net income for the year                                    206,775

Balance, December 31, 1994                                 223,930

Contributions                                                7,291

Distributions                                             (314,899)

Net income for the year                                    423,145

Balance, December 31, 1995                                 339,467

Contributions (unaudited)                                        -

Distributions (unaudited)                                 (106,693)

Net income for period (unaudited)                          167,795

Balance, April 30, 1996 (unaudited)                     $  400,569


                      Statements of Cash Flows

                               For the Years Ended   For the Four Months Ended
                                  December 31,              April 30,
                                1994       1995         1995          1996
                                                            (Unaudited)
Cash   flows  from  operating
activities
 Net income                   $ 206,775   $ 423,145   $ 172,451     $ 167,795
  Adjustments to reconcile net
   income to net cash provided
   by operating activities
    Depreciation and              1,247      14,465       3,413         4,821
     amortization
     Change in assets and
      liabilities
      Accounts receivable         8,765     (94,214)    (92,244)      (36,372)
      Accounts payable            1,938       7,236      (2,171)        9,795
      Accrued expenses             (296)     (3,395)     (5,157)       (4,360)
                                 11,654     (75,908)    (96,159)      (26,116)
         Net cash provided by
          operating activities  218,429     347,237      76,292       141,679

Cash   flows  from  investing
activities
  Purchases of property  and         -     (27,445)          -             -
   equipment
         Net cash used in
          investing activities       -     (27,445)          -              -

Cash   flows  from  financing
activities
 Owner's distributions         (271,277)  (314,899)     (23,898)     (106,693)
 Owner's contribution                -       7,291        7,291             -
         Net cash used in
          financing activities (271,277)  (307,608)     (16,607)     (106,693)

Cash (decrease) increase        (52,848)    12,184       59,685        34,986

Cash - beginning of year         70,079     17,231       17,231        29,415

Cash - end of year            $  17,231   $ 29,415   $   76,916   $    64,401


Note 1 - Summary of Significant Accounting Policies

Nature of Business and Organization

Occupational  and  Family  Medicine,  a  sole  proprietorship,   (the
Company)   provides  industrial/occupational  medical   and   related
services  to  employees  and  prospective  employees  of  subscribing businesses in the Baytown, Texas area.

Interim Financial Statements (Unaudited)

In the opinion of the management of Occupational and Family Medicine,
the   accompanying   unaudited  financial  statements   contain   all
adjustments (consisting of only normal recurring accruals)  necessary to  present fairly the financial position of the Company at April 30,
1996 and the results of its operations and changes in cash flows  for
the  four  months  ended April 30, 1995 and  1996.   The  results  of
operations for the three months ended April 30, 1995 and 1996 are not necessarily indicative of the results to be expected for a full year.

Fair Value of Financial Instruments

The   carrying  amounts  of  financial  instruments  including  cash,
accounts   receivable,   accounts  payable   and   accrued   expenses
approximated  fair value as of December 31, 1995 and April  30,  1996
(unaudited)  because  of  the  relatively  short  maturity  of  these instruments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

In the normal course of business, the Company extends unsecured credit to virtually all of its customers related to providing industrial/occupational medical and related services. All customers are located in close proximity to the Company's offices which is located in the Baytown, Texas area.

Because of the credit risk involved, management has provided an allowance for doubtful accounts which reflects its opinion of amounts which will eventually become uncollectible. In the event of complete non-performance by the Company's customers, the maximum exposure to the Company is the outstanding accounts receivable balance at the date of non-performance.


Note 1 - Summary of Significant Accounting Policies (continued)

Property and Equipment Property and Equipment

Property and equipment are stated at cost.   Depreciation is computed
on  the  straight-line method over the estimated useful lives of  the assets which is five to seven years.

Revenue Recognition

Revenue  is  recognized  when  services  are  rendered  at  the   net
realizable amounts expected to be received from payors, patients  and
others.    Management   believes  there  are  no   material   claims,
retroactive  adjustments, or disputes with  any  third  party  payors other than included in the allowance for doubtful accounts.

Income Taxes

The Company currently operates as a sole proprietorship. As such, no provision for income taxes for the Company has been provided in the accompanying financial statements as any income or loss is included on the income tax returns of the proprietor. The pro forma tax provision and net income, assuming a 34% tax rate, discloses the tax expense incurred had the Company been a C-Corporation subject to federal income taxes.


Note 2 - Property and Equipment

Property and equipment consist of the following:

                                              December 31,      April 30,
                                                   1995           1996
                                                               (Unaudited)
   Medical equipment                          $     51,759      $   51,759
   Furniture, fixtures, and equipment               13,079          13,079
   Office equipment                                 43,219          43,219
                                                   108,057         108,057
       Less accumulated depreciation  and          (59,844)        (64,665)
        amortization

                                              $     48,213       $  43,392


Note 3 - Operating Leases

Leases

The Company leases medical equipment under noncancellable operating leases, expiring through May 1998. Future minimum lease payments for the remaining terms of the leases are as follows:

     Year ending December 31,

          1996                                 $ 8,076
          1997                                   8,076
          1998                                   3,365

                                               $19,517

Rent expense for operating leases for the years ended December 31, 1994 and 1995 and the three months ended April 30, 1995 and 1996 (unaudited) were $0, $4,711, $0 and $2,019, respectively.


Note 4 - Sale of Assets - Subsequent Event

Effective May 8, 1996, the Company sold substantially all of its assets in exchange for common stock of The Company Doctor valued at $700,000, a $750,000 promissory note with interest at 9.5% due in April 1997, and cash of $300,000.